Contract No. HHSO100201100001C Modification No. 0011	Continuation Sheet Block 14	1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE	OF PAGES
			N/A	1	6
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Modification 0011		See Block 16C	N/A	N/A
6. ISSUED BY	CODE	N/A	7. ADMINISTRATED BY (If other than Item 6) CODE	N/A
HHS/OS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 35 E. 62nd Street New York, NY 10065				9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C
10B. DATED (SEE ITEM 13)
CODE N/A			FACILITY CODE N/A	05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended is not extended.
   Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Item 8 and 15, and returning  _______  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
016.1992016.25103 – Obligation amount: $2,107,470.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43-103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.217-9 – Option to Extend Term of the Contract, FAR 52.243.2 – Changes – Cost Reimbursement and FAR 1.605-1 – Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: This modification is to revise and exercise two option CLINs, add additional funding under CLIN 0008, update Table B under Section F and revise the SOW (included under Modification 0003).

FUNDS ALLOTED PRIOR TO MOD #11 $463,393,621.00
FUNDS ALLOTTED WITH MOD #11 $ 2, 107,470.00
TOTAL FUNDS ALLOTED TO DATE $465,501,091.00 (Changed)
EXPIRATION DATE: September 24,2020 (Unchanged)
CONTRACT FUNDED THROUGH September 24,2020 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Linda D. Luczak, Contracting Officer
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
BY (Signature of person authorized to sign)			BY /s/ Linda D. Luczak (Signature of Contracting Officer)		12/9/15
NSN 7540-01-152-8070 OMB No. 0990—0115			STANDARD FORM 30 (REV. 10-83)

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No. 0011	Continuation Sheet Block 14	2

a.	The following revisions are made to CLIN 0008, CLIN 0018, CLIN 0021 under this modification:
CLIN 0008 is revised from [redacted]* is being obligated under this modification.
1)    CLIN 0018 pricing is hereby revised from [redacted]*.
2)    CLIN 0021 pricing is hereby revised from [redacted]*.
The bid schedule table (under Section B) for CLINs 0008, 0018 and 0021 (only) is revised to read as follows:

CLIN#	Cost Type	Supply or Service	Estimated Cost	Fee	Total CPFF
CLIN 0008	CPFF	Security of Contract Operations as described in Section J	[redacted]*	[redacted]*	[redacted]*
CLIN 0018	CPFF	Concept Plan and Implementation for studies to include label indication for Geriatric population as described in Section C.5.7 and C.7.2	[redacted]*	[redacted]*	[redacted]*
CLIN 0021	CPFF	Implementation of drug substance, drug product, non-clinical, clinical and regulatory activities to support including label indication for a pediatric population, as described in Section C.7.2	[redacted]*	[redacted]*	[redacted]*

This change reduces the overall contract value from Not To Exceed [redacted]* to Not To Exceed [redacted]*, a decrease of [redacted]* (overall contract value).
b.    By exercising the option for CLINs 0018 and 0021 (as revised above) under the terms of this contract. The total amount being obligated under this modification for these option CPFF CLINs (0018 and 0021) is a total estimate of [redacted]* (CPFF).
c.    The following sections under Section B and C of the contract (noted in the below bullets) are hereby revised to remove the word “liquid”:
NOTE: A strikethrough is provided noting the edits and italic font reflects additional language added for clarification.

•	In “B.5 Price Schedule” table, under row CLIN0017, the following language is modified to read:
i. “Concept Plan and development activities for a pediatric ~~liquid formulation to~~ extend label indication. Statement of Work acceptance is due within six (6) months of award as described in Section C.2.5

•	In “B.5 Price Schedule” table, under row CLIN0018, the following language is modified to read:
i. Concept Plan and Implementation for studies to extend label indication for ~~liquid formulation in~~ Geriatric population as described in Section C.5.7 and C.7.2

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No. 0011	Continuation Sheet Block 14	3

•	In “B.5 Price Schedule” table, under row CLIN0021, the following language is modified to read:
i. Implementation of drug substance, drug product, non-clinical, clinical and regulatory activities to support ~~extending~~ inclusion of a label indication for ~~liquid formulation for a~~ pediatric population, as described in Section C.7.2

•	In “C.2.5” the following language is modified to read:
i. The Contractor shall develop and implement a plan to extend the age range for which the antiviral drug is indicated, which shall include ~~a liquid formulation for~~ the treatment of pediatric populations. The Contractor shall develop a concept plan and commence initial ~~liquid formulation~~ development in support of a therapeutic indication in the pediatric population. Statement of Work acceptance is due within six (6) months of award. Work is subject to Contract Officer Authorization (COA). (CLIN 0017)

•	In “C.5.5” the following language is modified to read:
i. The USG may exercise an optional CLIN to continue activities to extend the age range for which the antiviral drug is indicated and to include ~~a liquid formulation for~~ the treatment of pediatric populations (CLIN 0021)

•	In “C.5.7” the following language is modified to read:
i. The Contractor shall develop a concept plan to conduct studies to include ~~a liquid formulation for~~ a therapeutic indication in the geriatric population. If the option is exercised, the Contractor shall implement the proposed plan to include ~~a liquid formulation for~~ a therapeutic indication in the geriatric population. (CLIN 0018)

•	In “C.7.2” the following language is modified to read:
i. The USG may exercise an optional CLIN to extend the age range for which the antiviral drug is indicated and to include ~~a liquid formulation for~~ the treatment of geriatric and pediatric populations.

•	In “C.7.2.2” the following language is modified to read:
i. The Contractor shall develop a concept plan to conduct studies ~~to include a liquid formulation~~ for therapeutic indication in the geriatric population. If the option is exercised, the Contractor shall implement the proposed plan to include ~~a liquid formulation for~~ a therapeutic indication in the geriatric population. (CLIN 0018)

•	In “C.7.2.3” the following language is modified to read:
i. The Contractor shall continue the development of a ~~liquid formulation for a~~ therapeutic indication in the pediatric population. If the option is exercised, the Contractor shall implement follow-on development activities initiated under CLIN 0017 which are necessary to ~~support a liquid formulation~~ FDA Approval of a pediatric indication. ~~Contractor shall follow the Pediatric Liquid Formulation Plan (developed under CLIN 0017) to guideM activities under CLIN 0021.~~
d.    Section J — Attachment 13 incorporated into the contract on 10/7/11 under Modification 0003 is deleted in its entirety and replaced with the following Section J - Attachment 13 (Revised 12/8/2015):
NOTE: The modification of SOW is necessary to align with regulatory guidance from the FDA for dosing of populations unable to swallow capsules

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No. 0011	Continuation Sheet Block 14	4

Section J - Attachment 13 (Revised 12/8/2015)
ST-246® Smallpox Antiviral:
Development of an ST-246® Oral Formulation Suitable for
Dosing Population Unable to Swallow Capsules
Contract: HHS0100201100001C
CLIN 0017
Statement of Work
[redacted]*

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No. 0011	Continuation Sheet Block 14	5

Table – B – Revised 12/8/2015

Mstn#	GO/NO GO Decision Gates	Go Criteria	No-Go Criteria	Deliverable	SOO/WBS#	Date
Gates Stage #1
1	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
2	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
3	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
4	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
5	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
6	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
7	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*
8	[redacted]*	[redacted]*	[redacted]*	[redacted]*		[redacted]*

Mstn#	GO/NO GO Decision Gates	GO/NO GO Criteria		Deliverable	SOW	Date
		Go	No-Go
9	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
10	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
11	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.

Contract No. HHSO100201100001C Modification No. 0011	Continuation Sheet Block 14	6

12	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
13	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
14	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*
15	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*	[redacted]*

All other terms and conditions of contract HHS0100201100001C remain unchanged.
END OF MODIFICATION 0011 TO HHS0100201100001C

*Certain material has been omitted pursuant to a request for confidential treatment. Such omitted material has been filed separately with the Securities and Exchange Commission.